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                                                                   EXHIBIT 10.34

                           WESTERN DIGITAL CORPORATION

                        BROAD-BASED STOCK INCENTIVE PLAN

SECTION 1. PURPOSE OF PLAN

        The purpose of this Broad-Based Stock Incentive Plan ("Plan") of Western Digital Corporation, a Delaware corporation, is to enable the Company, as defined in Section 2.2(a)(ii) hereof, to attract, retain and motivate its key employees and other personnel, and to further align the interests of such persons with those of the shareholders of the Company, by providing for or increasing their proprietary interest in the Company. This plan is intended to qualify as "broadly-based" under the New York Stock Exchange Shareholder Approval Policy.

SECTION 2. ADMINISTRATION OF THE PLAN

        2.1 Composition of Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors, and/or by the Board of Directors or another committee of the Board of Directors of the Company, as appointed from time to time by the Board of Directors (any such administrative body, the "Committee"). The Board of Directors shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. Notwithstanding the foregoing, with respect to any Award that is not intended to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of one or more directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee(s) the authority to grant Awards, as defined in Section 5.1 hereof, under the Plan to Eligible Employees, as defined in Section 4 hereof, to determine all terms of such Awards, and/or to administer the Plan or any aspect of it. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. The Committee may designate or delegate authority to the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

        2.2 Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

            (a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; provided that, unless the Committee shall specify otherwise, for purposes of this Plan, and the term "Company" shall mean Western Digital Corporation and its subsidiaries and affiliates, unless the context otherwise requires;


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            (b) to determine which persons are Eligible Employees (as defined in
Section 4 hereof), to which of such Eligible Employees, if any, Awards shall be granted hereunder, to make Awards under the Plan and to determine the terms of such Awards and the timing of any such Awards;

            (c) to determine the number of Shares subject to Awards and the exercise or purchase price of such Shares;

            (d) to establish and verify the extent of satisfaction of any performance goals applicable to Awards;

            (e) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

            (f) to determine whether, and the extent to which, adjustments are required pursuant to Section 11 hereof;

            (g) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

            (h) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        2.3 Determinations of the Committee. All decisions, determinations and interpretations by the Committee or the Board regarding the Plan shall be final and binding on all Eligible Employees and Participants, as defined in Section 4 hereof. The Committee or the Board, as applicable, shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer of the Company or Eligible Employee and such attorneys, consultants and accountants as it may select.

SECTION 3. STOCK SUBJECT TO PLAN

        3.1 Aggregate Limits. Subject to adjustment as provided in Section 10, at any time, the aggregate number of shares of the Company's common stock, $0.01 par value ("Shares"), issued pursuant to all Awards granted under this Plan shall not exceed 20,000,000. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

        3.2 Issuance of Shares. For purposes of Section 3.1, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award and not returned to the Company upon cancellation, expiration or forfeiture of an Award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of an Award.


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SECTION 4. PERSONS ELIGIBLE UNDER PLAN

        Any person who is an (i) employee, (ii) prospective employee, (iii) consultant, or (iv) advisor of the Company (an "Eligible Employee") shall be eligible to be considered for the grant of Awards hereunder. For purposes of this Plan, the Chairman of the Board's status as an Employee shall be determined by the Board. For purposes of the administration of Awards, the term "Eligible Employee" shall also include a former Eligible Employee or any person (including any estate) who is a beneficiary of a former Eligible Employee. A "Participant" is any Eligible Employee to whom an Award has been made and any person (including any estate) to whom an Award has been assigned or transferred pursuant to Section 9.1.

SECTION 5. PLAN AWARDS

        5.1 Award Types. The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Employees and to confer certain benefits on them. The following such arrangements or benefits are authorized under the Plan if their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Restricted Stock and Stock Units. Such arrangements and benefits are sometimes referred to herein as "Awards." The authorized types of arrangements and benefits for which Awards may be granted are defined as follows:

                Stock Option Awards: A Stock Option is a right granted under
        Section 6 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the "Option Agreement"). Options intended to qualify as Incentive Stock Options ("ISOs") pursuant to Code Section 422 may not be granted under this Plan.

                Restricted Stock Awards: Restricted Stock is an award of Shares made under Section 7, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the "Restricted Stock Agreement").

                Stock Unit Awards: A Stock Unit Award is an award of a right to receive the fair market value of one share of Common Stock made under
        Section 8, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the "Stock Unit Agreement").

        5.2 Grants of Awards. An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative.

SECTION 6. STOCK OPTION AWARDS

        The Committee may grant an Option or provide for the grant of an Option, either from time-to-time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award, within the control of others or not within any person's control.


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        6.1 Option Agreement. Each Option Agreement shall contain provisions regarding (a) the number of Shares which may be issued upon exercise of the Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Option, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions, and (f) such further terms and conditions, in each case not inconsistent with the Plan as may be determined from time to time by the Committee.

        6.2 Option Price. The purchase price per Share of the Shares subject to each Option granted under the Plan shall equal or exceed 100% of the fair market value of such Stock on the date the Option is granted, unless the Committee determines otherwise.

        6.3 Option Term. The "Term" of each Option granted under the Plan shall not exceed ten (10) years from the date of its grant.

        6.4 Option Vesting. Options granted under the Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option's Term as determined by the Committee in its sole discretion. The Committee shall have the right to make the timing of the ability to exercise any Option granted under the Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of an Option the Committee may, in its sole discretion, reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

        6.5 Option Exercise.

            (a) Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Committee may require, by the terms of the Option Agreement, a partial exercise to include a minimum number of Shares.

            (b) Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery to the representative of the Company designated for such purpose by the Committee all of the following: (i) notice of exercise in such form as the Committee authorizes specifying the number of Shares to be purchased by the Participant, (ii) payment or provision for payment of the exercise price for such number of Shares, (iii) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations, (iv) in the event that the Option shall be exercised pursuant to
Section 9.1 by any person or persons other than the Eligible Employee, appropriate proof of the right of such person or persons to exercise the Option, and (v) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to provide for the tax withholding pursuant to Section 12. Unless provided otherwise by the Committee, no Participant shall have any right as a shareholder with respect to any Shares purchased pursuant to any Option until the registration of Shares in the name of such person, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Shares are so registered.


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            (c) Payment of Exercise Price. The exercise price of an Option may be paid in such form as authorized by the Committee, including, without limiting the generality of the foregoing, in the form of one of more of the following, either through the terms of the Option Agreement or at the time of exercise of an Option: (i) cash or certified or cashiers' check, (ii) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (iii) other property deemed acceptable by the Committee, (iv) a reduction in the number of Shares or other property otherwise issuable pursuant to such Option, or (v) any combination of (i) through (iv).

SECTION 7. RESTRICTED STOCK AWARDS

        Restricted Stock consists of an award of Shares, the grant, issuance, retention and/or vesting of which shall be subject to such terms and conditions as the Committee deems appropriate.

        7.1 Restricted Stock Award. Each Restricted Stock Award shall reflect, to the extent applicable (a) the number of Shares subject to such Award or a formula for determining such, (b) the time or times at which Shares shall be granted or issued and/or become retainable or vested, and the conditions or restrictions on such Shares, (c) the performance criteria, if any, and level of achievement versus these criteria which shall determine the number of Shares granted, issued, retainable and/or vested, (d) the period, if any, as to which performance shall be measured for determining achievement of performance, (e) forfeiture provisions, and (f) such further terms and conditions, in each case not inconsistent with the Plan as may be determined from time to time by the Committee.

        7.2 Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Restricted Stock Award may but need not be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Participant.

        7.3 Timing and Form of Award. The Committee shall determine the timing of award of any Restricted Stock Award. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the award or vesting of any Restricted Stock to be deferred to a specified date or event. The Committee may provide for a Participant to have the choice for his or her Restricted Stock, or such portion thereof as the Committee may specify, to be granted in whole or in part in Stock Units.

        7.4 Discretionary Adjustments. Notwithstanding satisfaction of any completion of service or performance goals, the number of Shares granted, issued, retainable and/or vested under a Restricted Stock Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.


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SECTION 8. STOCK UNITS

        8.1 Stock Units. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the fair market value of one share of Common Stock, also sometimes referred to as a "restricted unit" or "shadow stock". Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

        8.2 Stock Unit Awards. Each Stock Unit Award shall reflect, to the extent applicable (a) the number of Stock Units subject to such Award or a formula for determining such, (b) the time or times at which Stock Units shall be granted or issued and/or become retainable or vested, and the conditions or restrictions on such Stock Units , (c) the performance criteria, if any, and level of achievement versus these criteria which shall determine the number of Stock Units granted, issued, retainable and/or vested, (d) the period, if any, as to which performance shall be measured for determining achievement of performance, (e) forfeiture provisions, and (f) such further terms and conditions, in each case not inconsistent with the Plan as may be determined from time to time by the Committee. Stock Units may also be issued upon exercise of Options, and may be issued in lieu of Restricted Stock or any other Award that the Committee elects to be paid in the form of Stock Units.

        8.3 Restrictions and Performance Criteria. The grant, issuance, retention and or vesting of each Stock Unit may but need not be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Participant.

        8.4 Timing and Form of Award. The Committee shall determine the timing of award of any Stock Unit. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the award or vesting of any Stock Unit to be deferred to a specified date or event. The Committee may provide for a Participant to have the choice for his or her Stock Unit, or such portion thereof as the Committee may specify, to be granted in whole or in part in Shares.

        8.5 Settlement of Stock Units. The Committee may provide for Stock Units to be settled in cash or Shares (at the election of the Company or the Participant, as specified by the Committee) and to be made at such other times as it determines appropriate or as it permits a Participant to choose. The amount of cash or Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents, as the case may be, which may be valued as if reinvested in Shares. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 10.

        8.6 Discretionary Adjustments. Notwithstanding satisfaction of any completion of service or performance goals, the number of Stock Units granted, issued, retainable and/or vested under a Stock Unit Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.


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SECTION 9. OTHER PROVISIONS APPLICABLE TO AWARDS

        9.1 Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided hereunder, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any Shares issued under an Award. The Committee may in its sole discretion grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable to a Permitted Transferee (as defined below), provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Eligible Employee, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms. As used herein, the term "Permitted Transferee" shall mean (i) in the case of a transfer without the payment of any consideration, any "family member" as such term is defined in
Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as in effect on the date this Plan is adopted, (ii) any transfer described in clause
(ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as in effect on the date this Plan is adopted, and (iii) upon the Eligible Employee's death, the Eligible Employee's executors, administrators, testamentary trustees, legatees and beneficiaries.

        9.2 Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends which may be paid or other rights which may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

        9.3 Agreements Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Award is contingent on subsequent stockholder approval of the Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's effectiveness that such agreement be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Agreement evidencing such Award.

        9.4 Tandem Stock or Cash Rights. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, provide that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; provided, however, that the number of such rights granted under any Award shall not exceed the per Eligible Employee share limitation for such Award as set forth in Section 3.2.

        9.5 Financing. The Committee may in its discretion provide financing to a Participant in a principal amount sufficient to pay the purchase price of any Award and/or to pay the amount of taxes required by law to be withheld with respect to any Award. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation U promulgated by the Federal Reserve Board. The grant of an Award shall in no way obligate the Company or the Committee to provide any financing whatsoever in connection therewith.


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SECTION 10. CHANGES IN CAPITAL STRUCTURE

        If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee may make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and the exercise or settlement price of such Awards, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan.

SECTION 11. CHANGE OF CONTROL

        11.1 Effect of Change of Control. The Committee may through the terms of the Award or otherwise provide that any or all of the following shall occur, either immediately upon the Change of Control or a Change of Control Transaction, or upon termination of the Eligible Employee's employment within twenty-four (24) months following a Change of Control or a Change of Control
Transaction: (a) in the case of an Option, the Participant's ability to exercise any portion of the Option not previously exercisable, and (b) in the case Restricted Stock or Stock Units, the lapse and expiration of any conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award. The Committee also may, through the terms of the Award or otherwise, provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on an Award which shall only be effective if, upon the announcement of a Change of Control Transaction, no provision is made in such Change of Control Transaction for the exercise, payment or lapse of conditions or restrictions on the Award, or other procedure whereby the Participant may realize the full benefit of the Award.

        11.2 Definitions. Unless the Committee or the Board shall provide otherwise, "Change of Control" shall mean an occurrence of any of the following events (a) any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, including any group of Persons which is deemed a "person" under Section 13(d)(3) of the Exchange Act, becomes the Beneficial Owner, directly or indirectly, of thirty-three and one-third percent or more of
(i) the then-outstanding shares of the Company's common stock or (ii) securities representing thirty-three and one-third percent or more of the combined voting power of the Company's then-outstanding voting securities; (b) a change, during any period of two consecutive years, of a majority of the Board of the Company as constituted as of the beginning of such period, unless the election, or nomination for election by the Company's stockholders, of each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the


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Incumbent Directors then in office (for purposes hereof, "Incumbent Directors"
shall consist of the directors holding office as of the effective date of this Plan and any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office); (c) consummation of any merger, consolidation, reorganization or other extraordinary transactions (or series of related transactions) involving the Company which results in the stockholders of the Company having power to vote in the ordinary election of directors immediately prior to such transaction (or series of related transactions) failing to beneficially own at least a majority of the securities of the Company having the power to note in the ordinary election of directors which are outstanding after giving effect to such transaction (or series of related transactions); or (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale of substantially all of the assets of the Company. "Change of Control Transaction" shall include any tender offer, offer, exchange offer, solicitation, merger, consolidation, reorganization or other transaction which is intended to or reasonably expected to result in a Change of Control. "Affiliate" and "Associate", when used with reference to any Person, have the meaning given to such terms in Rule 12b-2 under the Exchange Act. A Person's "Beneficial Ownership" of securities shall be determined in accordance with, and a Person shall be deemed the "Beneficial Owner" in accordance with, the rules and regulations, including Rule 13d-3, promulgated by the Securities and Exchange Commission in connection with Section 13(d) of the Exchange Act; provided that no Person engaged in business as an underwriter of securities shall be deemed for purposes of this Plan as the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition. "Exempt Person" means the Company, any Subsidiary, any employee benefit plan or employee stock plan of the Company or any Subsidiary (or any Person organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such plan). "Person" means an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or any other entity. "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the directors of such corporation (or other persons performing similar functions) are directly or indirectly Beneficially Owned by the Company.

SECTION 12. TAXES

        12.1 Withholding Requirements. The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by the Employee or Participant, as appropriate, of any taxes which it determines are required in connection with any Awards granted under this Plan, and a Participant's rights in any Award are subject to satisfaction of such conditions.

        12.2 Payment of Withholding Taxes. Notwithstanding the terms of Section
12.1 hereof, the Committee may provide in the agreement evidencing an Award or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of an Option or the exercise, vesting, settlement or transfer of any other Award shall be paid or, at the election of the Participant, may be paid by the Company withholding shares of the Company's capital stock otherwise issuable or subject to such Award, or by the Participant delivering previously owned


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shares of the Company's capital stock, in each case having a fair market value equal to the amount required or elected to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

SECTION 13. AMENDMENTS OR TERMINATION

        The Board may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, in its sole discretion, and the Committee may amend, alter or discontinue any agreement evidencing an Award under the Plan, and may, without limiting the generality of the foregoing:

             (a) increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan;

             (b) reduce the exercise price of outstanding Options;

             (c) after the date of a Change of Control, impair the rights of any Award holder, without such holder's consent, under any Award granted prior to the date of any Change of Control; or

             (d) extend the term of the Plan;

provided, however, that the Board shall not materially reduce the class of persons eligible to be Participants unless it no longer intends for the Plan to qualify as "broadly-based" under the New York Stock Exchange Shareholder Approval Policy and takes appropriate actions to obtain shareholder approval of the Plan if required under such policy.

SECTION 14. COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

        The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable. This Plan is intended to constitute an unfunded arrangement for key employees.

        No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.


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SECTION 15. OPTION GRANTS BY SUBSIDIARIES

        In the case of a grant of an Option to any Eligible Employee employed by a subsidiary or affiliate, such grant may, if the Committee so directs, be implemented by the Company issuing any subject Shares to the subsidiary or affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the subsidiary or affiliate will transfer the Shares to the optionholder in accordance with the terms of the Option specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Option may be issued by and in the name of the subsidiary or affiliate and shall be deemed granted on such date as the Committee shall determine.

SECTION 16. NO RIGHT TO COMPANY EMPLOYMENT

        Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The Award agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 17. EFFECTIVENESS AND EXPIRATION OF PLAN

        The Plan shall be effective on the date the Board adopts the Plan. No Stock Option Award, Restricted Stock Award or Stock Unit shall be granted pursuant to the Plan more than ten (10) years after the effective date of the Plan.

SECTION 18. NON-EXCLUSIVITY OF THE PLAN

        The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 19. GOVERNING LAW

        This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.


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